UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2022

MIDDLEFIELD BANC CORP.

(Exact name of registrant as specified in its charter)

Ohio	001-36613	34-1585111
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer I.D. No.)

15985 East High Street, Middlefield, Ohio 44062
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (440) 632-1666

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	MBCN	The NASDAQ Stock Market, LLC (NASDAQ Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).    Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On November 3, 2022, Middlefield Banc Corp. held and adjourned a special meeting of Middlefield Banc Corp. shareholders. Of the 5,767,803 shares outstanding and entitled to vote, 4,546,624 shares were represented at the meeting, or 78.8% of the total outstanding, sufficient to constitute a quorum. The final results of voting for the only matter submitted to a vote of shareholders at the meeting are as follows:

Approval of Adjournment of Special Meeting

Middlefield Banc Corp.’s shareholders approved a proposal to adjourn the special meeting to another date and time to give Middlefield Banc Corp.’s shareholders additional time to consider and vote on the proposals relating to the transactions contemplated by the Agreement and Plan of Merger, dated as of May 26, 2022, by and among Middlefield Banc Corp., MBCN Merger Subsidiary, LLC, and Liberty Bancshares, Inc. (the “Merger Agreement”)

There were 3,628,600 votes FOR the Adjournment Proposal, 893,110 votes AGAINST the Adjournment Proposal, 24,913 abstentions, and no broker non-votes.

Item 7.01	Regulation FD Disclosure

On November 3, 2022 and in connection with the adjournment described above, Middlefield Banc Corp. issued a press release announcing that it had adjourned the special meeting of Middlefield Banc Corp. shareholders scheduled for November 3, 2022 to November 8, 2022. The special meeting will be adjourned to November 8, 2022 at 9:00 a.m. The adjourned special meeting will be held in a virtual meeting format only at www.meetnow.global/MM94NSM. There is no physical location for the adjourned special meeting. The record date for the adjourned special meeting will remain September 22, 2022. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Other Information

In connection with the proposed merger, Middlefield Banc Corp. has filed with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 that includes a proxy statement of Middlefield Banc Corp. and Liberty Bancshares, Inc. and a prospectus of Middlefield Banc Corp., as well as other relevant documents concerning the proposed transaction. The joint proxy statement/prospectus included in the Registration Statement on Form S-4 should not be read alone, but should be read in conjunction with the other information regarding Middlefield Banc Corp. and the proposed merger that is contained in, or incorporated by reference into, the Registration Statement on Form S-4. This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale is unlawful before registration or qualification of the securities under the securities laws of the jurisdiction. No offer of securities shall be made except by means of a prospectus satisfying the requirements of Section 10 of the Securities Act of 1933.

The respective directors and executive officers of Middlefield Banc Corp. and Liberty Bancshares, Inc. and other persons may be deemed to be participants in the solicitation of proxies from Middlefield Banc Corp. and Liberty Bancshares, Inc. shareholders with respect to the proposed merger. Information regarding the directors and executive officers of Middlefield Banc Corp. is available in its proxy statement filed with the SEC on April 5, 2022. Information regarding the participants in the solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the proxy statement/prospectus included in the Form S-4 Registration Statement and other relevant materials filed with the SEC.

SHAREHOLDERS OF MIDDLEFIELD BANC CORP. AND OTHER INVESTORS ARE URGED TO CAREFULLY READ THE JOINT PROXY STATEMENT/PROSPECTUS INCLUDED IN THE EFFECTIVE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS MIDDLEFIELD BANC CORP. HAS FILED OR MAY FILE WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER, OR WHICH ARE INCORPORATED BY REFERENCE IN THE JOINT PROXY STATEMENT/PROSPECTUS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT MIDDLEFIELD BANC CORP., LIBERTY BANCSHARES, INC. AND THE PROPOSED MERGER. Investors and security holders may obtain free copies of the Registration Statement on Form S-4 and other documents filed with the SEC by Middlefield Banc Corp. through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Middlefield Banc Corp. are available free of charge by accessing the “Investor Relations” section of Middlefield Banc Corp.’s website at www.middlefieldbank.bank

Forward Looking Statements

The information contained or incorporated in this current report on Form 8-K may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are not historical facts, but rather statements based on Middlefield Banc Corp.’s current expectations regarding the company’s business strategies and intended results and future performance. Forward-looking statements are preceded by terms such as “expects,” “believes,” “anticipates,” “intends” and similar expressions, as well as any statements related to future expectations of performance or conditional verbs, such as “will,” “would,” “should,” “could” or “may.”

Forward-looking statements are not a guarantee of future performance and actual future results could differ materially from those contained in forward-looking information. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of Middlefield Banc Corp.’s control. Numerous uncertainties, risks, and changes could cause or contribute to Middlefield Banc Corp.’s actual results, performance, and achievements to be materially different from those expressed or implied by the forward-looking statements. Factors that may cause or contribute to these differences include, without limitation, the possibility that the closing of the proposed transaction is delayed or does not occur at all because shareholder approval or other conditions to the transaction are not obtained or satisfied on a timely basis or at all; the possibility that the anticipated benefits of the transaction are not realized when expected or at all; Middlefield Banc Corp.’s failure to integrate Liberty Bancshares, Inc. and Liberty National Bank with Middlefield Banc Corp. and The Middlefield Banking Company in accordance with expectations; deviations from performance expectations related to Liberty Bancshares, Inc. and Liberty National Bank; diversion of management’s attention on the proposed transaction; general economic conditions in markets where Middlefield Banc Corp. and Liberty Bancshares, Inc. conduct business, which could materially impact credit quality trends; effects of the COVID-19 pandemic on the local, national, and international economy, Middlefield Banc Corp.’s or Liberty Bancshares, Inc.’s organization and employees, and Middlefield Banc Corp.’s and Liberty Bancshares, Inc.’s customers and suppliers and their business operations and financial condition; disruptions in the mortgage and lending markets and significant or unexpected fluctuations in interest rates related to COVID-19 and governmental responses, including financial stimulus packages; general business conditions in the banking industry; the regulatory environment; general fluctuations in interest rates; demand for loans in the market areas where Middlefield Banc Corp. and Liberty Bancshares, Inc. conduct business; rapidly changing technology and evolving banking industry standards; competitive factors, including increased competition with regional and national financial institutions; and new service and product offerings by competitors and price pressures; and other factors disclosed periodically in Middlefield Banc Corp.’s filings with the SEC.

Because of the risks and uncertainties inherent in forward-looking statements, readers are cautioned not to place undue reliance on them, whether included in this release or made elsewhere from time to time by Middlefield Banc Corp. Forward-looking statements speak only as of the date made, and Middlefield Banc Corp. assumes no duty and does not undertake to update forward-looking statements.

Middlefield Banc Corp. provides further detail regarding these risks and uncertainties in the latest Annual Report, including in the risk factors section of Middlefield Banc Corp.’s latest Annual Report on Form 10-K, as well as in subsequent SEC filings, available on the SEC’s website at www.sec.gov.

Item 8.01	Other Events

Liberty Bancshares, Inc. shareholders approved the Merger Agreement at the Liberty Bancshares, Inc. special meeting of shareholders held on November 1, 2022.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release dated November 3, 2022

104	CoverPage Interactive Data File (formatted as inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MIDDLEFIELD BANC CORP.

By:	/s/ James R. Heslop, II
James R. Heslop, II
President and CEO

Date: November 3, 2022